                                                                     EXHIBIT 4.1

================================================================================




                        HOUSTON INDUSTRIES INCORPORATED

                                      TO

                      THE FIRST NATIONAL BANK OF CHICAGO,
                                                 Trustee


                                _______________


                                   INDENTURE

                          Dated as of  July __, 1997


                                _______________



================================================================================

                               TABLE OF CONTENTS


                                                                        Page

Parties................................................................   1
Recitals of the Company................................................   1


                                 ARTICLE ONE
                       Definitions and Other Provisions
                            of General Application

SECTION 101. Definitions...............................................   1
  Act..................................................................   2
  Affiliate............................................................   2
  Authenticating Agent.................................................   2
  Board of Directors...................................................   2
  Board Resolution.....................................................   2
  Business Day.........................................................   2
  Calculation Agent....................................................   2
  Closing Price........................................................   2
  Commission...........................................................   3
  Common Stock.........................................................   3
  Company..............................................................   3
  Company Request......................................................   3
  Corporate Trust Office...............................................   3
  corporation..........................................................   3
  Defaulted Interest...................................................   3
  Delivery of Spin-Off Securities Option...............................   3
  Depositary...........................................................   3
  Event of Default.....................................................   3
  Exchange Act.........................................................   3
  Exchange Consideration...............................................   4
  Exchange Rate........................................................   4
  ex-dividend date.....................................................   4
  Expiration Date......................................................   4
  Extraordinary Dividend...............................................   4
  Face Amount..........................................................   4
  Global Security......................................................   4
  Holder...............................................................   4
  Houston..............................................................   4

_______________
Note: This table of contents shall not, for any purpose, be deemed to be a part of the Indenture.

                                                                        Page

  Indenture............................................................   4
  Interest Payment Date.................................................  4
  Maturity.............................................................   4
  Maturity Price.......................................................   4
  NYSE.................................................................   4
  NorAm Merger.........................................................   4
  Notice of Default....................................................   4
  Officers' Certificate................................................   5
  Opinion of Counsel...................................................   5
  Outstanding..........................................................   5
  Paying Agent.........................................................   6
  Person...............................................................   6
  Predecessor Security.................................................   6
  principal............................................................   6
  Redemption Date......................................................   6
  Redemption Price.....................................................   6
  Regular Record Date..................................................   6
  Reorganization Event.................................................   6
  Responsible Officer..................................................   6
  Securities Act.......................................................   6
  Security Register....................................................   7
  Series D Preferred Stock.............................................   7
  Special Record Date..................................................   7
  Spin-Off.............................................................   7
  Spin-Off Securities..................................................   7
  Stated Maturity......................................................   7
  Subsidiary...........................................................   7
  Tax Redemption Event.................................................   7
  Threshold Appreciation Price.........................................   7
  Time Warner..........................................................   7
  Time Warner Stock....................................................   7
  Time Warner Successor................................................   7
  Trading Day..........................................................   8
  Transaction Value....................................................   8
  Trust Indenture Act..................................................   8
  Trustee..............................................................   8
  Vice President.......................................................   8
  Volume Weighted Average Price........................................   8
SECTION 102. Compliance Certificates and Opinions......................   8
SECTION 103. Form of Documents Delivered to Trustee....................   9
SECTION 104. Acts of Holders; Record Dates.............................   9
SECTION 105. Notices, Etc., to Trustee and Company.....................  12

                                                                        Page

SECTION 106. Notice to Holders; Waiver.................................  12
SECTION 107. Conflict with Trust Indenture Act.........................  12
SECTION 108. Effect of Headings and Table of Contents..................  13
SECTION 109. Successors and Assigns....................................  13
SECTION 110. Separability Clause.......................................  13
SECTION 111. Benefits of Indenture.....................................  13
SECTION 112. Governing Law.............................................  13
SECTION 113. Legal Holidays............................................  13

                                  ARTICLE TWO

                                 Security Forms

SECTION 201. Forms Generally...........................................  14
SECTION 202. Form of Face of Security..................................  14
SECTION 203. Form of Reverse of Security...............................  19
SECTION 204. Form of Legend for Global Securities......................  22
SECTION 205. Form of Trustee's Certificate of Authentication...........  22

                                 ARTICLE THREE

                                 The Securities

SECTION 301. Title and Terms...........................................  23
SECTION 302. Denominations.............................................  23
SECTION 303. Execution, Authentication, Delivery and Dating............  24
SECTION 304. Temporary Securities......................................  24
SECTION 305. Registration, Registration of Transfer and Exchange.......  25
SECTION 306. Mutilated, Destroyed, Lost and Stolen Securities..........  26
SECTION 307. Payment of Interest; Interest Rights Preserved............  27
SECTION 308. Persons Deemed Owners.....................................  28
SECTION 309. Cancellation..............................................  28
SECTION 310. Computation of Interest...................................  28
SECTION 311. CUSIP Numbers.............................................  28

                                 ARTICLE FOUR

                          Satisfaction and Discharge

SECTION 401. Satisfaction and Discharge of Indenture...................  29
SECTION 402. Application of Trust Money................................  30

                                                                        Page

                                 ARTICLE FIVE

                                   Remedies

SECTION 501. Events of Default.........................................  30
SECTION 502. Acceleration of Maturity; Rescission and Annulment........  31
SECTION 503. Collection of Indebtedness and Suits for Enforcement
              by Trustee...............................................  32
SECTION 504. Trustee May File Proofs of Claim..........................  33
SECTION 505. Trustee May Enforce Claims Without Possession of
              Securities...............................................  33
SECTION 506. Application of Money or Common Stock Collected............  33
SECTION 507. Limitation on Suits.......................................  34
SECTION 508. Unconditional Right of Holders to Receive Principal,
              Premium and Interest.....................................  34
SECTION 509. Restoration of Rights and Remedies........................  35
SECTION 510. Rights and Remedies Cumulative............................  35
SECTION 511. Delay or Omission Not Waiver..............................  35
SECTION 512. Control by Holders........................................  35
SECTION 513. Waiver of Past Defaults...................................  36
SECTION 514. Undertaking for Costs.....................................  36
SECTION 515. Waiver of Usury, Stay or Extension Laws...................  36

                                  ARTICLE SIX

                                  The Trustee

SECTION 601. Certain Duties and Responsibilities.......................  37
SECTION 602. Notice of Defaults........................................  37
SECTION 603. Certain Rights of Trustee.................................  37
SECTION 604. Not Responsible for Recitals or Issuance of Securities....  38
SECTION 605. May Hold Securities.......................................  38
SECTION 606. Money Held in Trust.......................................  39
SECTION 607. Compensation and Reimbursement............................  39
SECTION 608. Conflicting Interests.....................................  39
SECTION 609. Corporate Trustee Required; Eligibility...................  39
SECTION 610. Resignation and Removal; Appointment of Successor.........  40
SECTION 611. Acceptance of Appointment by Successor....................  41
SECTION 612. Merger, Conversion, Consolidation or Succession
              to Business..............................................  41
SECTION 613. Preferential Collection of Claims Against Company.........  42

                                                                        Page

SECTION 614.  Appointment of Authenticating Agent......................  42

                                 ARTICLE SEVEN

               Holders' Lists and Reports by Trustee and Company

SECTION 701.  Company to Furnish Trustee Names and Addresses
               of Holders.............................................   43
SECTION 702.  Preservation of Information; Communications to Holders..   44
SECTION 703.  Reports by Trustee......................................   44
SECTION 704.  Reports by Company......................................   44

                                 ARTICLE EIGHT

             Consolidation, Merger, Conveyance, Transfer or Lease

SECTION 801.  Company May Consolidate, Etc.............................  45
SECTION 802.  Successor Substituted....................................  46

                                 ARTICLE NINE

                            Supplemental Indentures

SECTION 901.  Supplemental Indentures Without Consent of Holders.......  46
SECTION 902.  Supplemental Indentures With Consent of Holders..........  47
SECTION 903.  Execution of Supplemental Indentures.....................  47
SECTION 904.  Effect of Supplemental Indentures........................  48
SECTION 905.  Conformity with Trust Indenture Act......................  48
SECTION 906.  Reference in Securities to Supplemental Indentures.......  48

                                  ARTICLE TEN

                                   Covenants

SECTION 1001. Payment of Principal, Premium and Interest...............  48
SECTION 1002. Maintenance of Office or Agency..........................  48
SECTION 1003. Money for Securities Payments to Be Held in Trust........  49
SECTION 1004. Statement by Officers as to Default......................  50
SECTION 1005. Existence................................................  50
SECTION 1006. Waiver of Certain Covenants..............................  50

                                                                        Page

                                ARTICLE ELEVEN

                           Redemption of Securities

SECTION 1101. Right of Redemption......................................  51
SECTION 1102. Applicability of Article.................................  51
SECTION 1103. Election to Redeem.......................................  51
SECTION 1104. Notice of Redemption.....................................  51
SECTION 1105. Deposit of Redemption Price..............................  52
SECTION 1106. Securities Payable on Redemption Date....................  52

                                ARTICLE TWELVE

                   Exchange of Securities Into Common Stock

SECTION 1201. Exchange at Maturity.....................................  52
SECTION 1202. No Fractional Shares.....................................  53
SECTION 1203. Adjustment of Exchange Rate..............................  53
SECTION 1204. Notice of Adjustments and Certain Other Events...........  57
SECTION 1205. Payment of Certain Taxes Upon Exchange; Tax
               Characterization........................................  57
SECTION 1206. Shares Free and Clear....................................  58
SECTION 1207. Cancellation of Security.................................  58
SECTION 1208. Duties of Trustee Regarding Exchange.....................  58
SECTION 1209. Repayment of Certain Funds Upon Exchange.................  58

Testimonium
Signatures and Seals
Acknowledgements

                        Houston Industries Incorporated
   CERTAIN SECTIONS OF THIS INDENTURE RELATING TO SECTIONS 310 THROUGH 318,
                INCLUSIVE, OF THE TRUST INDENTURE ACT OF 1939:


TRUST INDENTURE
 ACT SECTION                                                   INDENTURE SECTION

(SS) 310(a)(1)     .............................................  609
        (a)(2)     .............................................  609
        (a)(3)     .............................................  Not Applicable
        (a)(4)     .............................................  Not Applicable
        (b)        .............................................  608
                                                                  610
(SS) 311(a)        .............................................  613
        (b)        .............................................  613
(SS) 312(a)        .............................................  701
                                                                  702
        (b)        .............................................  702
        (c)        .............................................  702
(SS) 313(a)        .............................................  703
        (b)        .............................................  703
        (c)        .............................................  703
        (d)        .............................................  703
(SS) 314(a)        .............................................  704
        (a)(4)     .............................................  101
                                                                  1004
        (b)        .............................................  Not Applicable
        (c)(1)     .............................................  102
        (c)(2)     .............................................  102
        (c)(3)     .............................................  Not Applicable
        (d)        .............................................  Not Applicable
        (e)        .............................................  102
(SS) 315(a)        .............................................  601
        (b)        .............................................  602
        (c)        .............................................  601
        (d)        .............................................  601
        (e)        .............................................  514
(SS) 316(a)        .............................................  101
        (a)(1)(A)  .............................................  502
                                                                  512
        (a)(1)(B)  .............................................  513
        (a)(2)     .............................................  Not Applicable
        (b)        .............................................  508
        (c)        .............................................  104
(SS) 317(a)(1)     .............................................  503
        (a)(2)     .............................................  504
        (b)        .............................................  1003
(SS) 318(a)        .............................................  107

___________________
Note: This reconciliation and tie shall not, for any purpose, be deemed to be a part of the Indenture.

          INDENTURE, dated as of July __, 1997, between Houston Industries Incorporated, a corporation duly organized and existing under the laws of the State of Texas (herein called the "Company"), having its principal office at 1111 Louisiana, Houston, Texas 77002, and The First National Bank of Chicago, a national banking association duly organized and existing under the laws of the United States, as Trustee (herein called the "Trustee").


                            Recitals of the Company

          The Company has duly authorized the creation of an issue of its __% Automatic Common Exchange Securities due _______, 2000 (herein called the "Securities") of substantially the tenor and amount hereinafter set forth, and to provide therefor the Company has duly authorized the execution and delivery of this Indenture.

          All things necessary to make the Securities, when executed by the Company and authenticated and delivered hereunder and duly issued by the Company, the valid obligations of the Company, and to make this Indenture a valid agreement of the Company, in accordance with their and its terms, have been done.

          Now, Therefore, This Indenture Witnesseth:

          For and in consideration of the premises and the purchase of the Securities by the Holders thereof, it is mutually agreed, for the equal and proportionate benefit of all Holders of the Securities, as follows:


                                  ARTICLE ONE

                       Definitions and Other Provisions
                            of General Application


SECTION 101.  Definitions.

          For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

          (1) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular;

          (2) all other terms used herein which are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

          (3) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles, and, except as otherwise herein expressly provided, the term "generally accepted accounting principles" with respect to any computation required or permitted hereunder shall mean such accounting principles as are generally accepted at the date of such computation;

          (4) unless the context otherwise requires, any reference to an "Article" or a "Section" refers to an Article or a Section, as the case may be, of this Indenture; and

          (5) the words "herein", "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

          "Act", when used with respect to any Holder, has the meaning specified in Section 104.

          "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

          "Authenticating Agent" means any Person authorized by the Trustee pursuant to Section 614 to act on behalf of the Trustee to authenticate Securities.

          "Board of Directors" means either the board of directors of the Company or any duly authorized committee of that board.

          "Board Resolution" means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee.

          "Business Day", means any day that is not a Saturday or Sunday or a day on which banking institutions or trust companies in New York, New York or Houston, Texas are authorized or obligated by law or executive order to close.

          "Calculation Agent" means the Trustee or any successor Trustee appointed pursuant to the applicable provisions of this Indenture.

          "Closing Price" means, on any date of determination, the closing sale price (or, if no closing price is reported, the last reported sale price) of such security on the NYSE on such date or, if such security is not listed for trading on the NYSE on any such date, as reported in the composite transactions for the principal national securities exchange on which such security is so listed, or if such security is not so listed on a United States national securities exchange, as reported by the Nasdaq National Market, or, if such security is not so reported, the last quoted bid price for such security in the over-the-counter market as reported by the National Quotation Bureau or similar organization, or, if such bid price is not available, the market value of such security on such date as determined by a nationally recognized independent investment banking firm retained for this purpose by the Company.

          "Commission" means the Securities and Exchange Commission, from time to time constituted, created under the Exchange Act, or, if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

          "Common Stock" means, subject to adjustment as described in Section 1203(a), the Common Stock, par value $0.01 per share, of Time Warner Inc. and any shares of capital stock of Time Warner received upon reclassification or reclassifications thereof; provided that if at any time there shall be more than one such resulting class, the shares of each such class issuable upon exchange shall be substantially in the proportion which the total number of shares of such class resulting from all such reclassifications bears to the total number of shares of all such classes resulting from all such reclassifications.

          "Company" means the Person named as the "Company" in the first paragraph of this instrument until a successor Person shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Company" shall mean such successor Person.

          "Company Request" means a written request or order signed in the name of the Company by its Chairman of the Board, its Vice Chairman of the Board, its President or a Vice President, and by its Treasurer, an Assistant Treasurer, its Secretary or an Assistant Secretary, and delivered to the Trustee.

          "Corporate Trust Office" means the principal office of the Trustee in Chicago, Illinois at which at any particular time its corporate trust business shall be administered.

          "corporation" means a corporation, association, company, including, without limitation, any limited liability company, joint-stock company or business trust.

          "Defaulted Interest" has the meaning specified in Section 307.

          "Delivery of Spin-Off Securities Option" has the meaning specified in
Section 1203.

          "Depositary" means The Depository Trust Company or such other clearing agency registered under the Exchange Act that is designated to act as Depositary with respect to Securities issued in the form of one or more Global Securities.

          "Event of Default" has the meaning specified in Section 501.

          "Exchange Act" means the Securities Exchange Act of 1934 and any successor statute thereto, in each case as amended from time to time.

          "Exchange Consideration" has the meaning specified in the form of security.

          "Exchange Rate" has the meaning specified in Section 1201.

          "ex-dividend date" has the meaning specified in Section 1203.

          "Expiration Date" has the meaning specified in Section 104.

          "Extraordinary Dividend" has the meaning specified in Section 1203.

          "Face Amount" and "Initial Price" mean $______ per Security.

          "Global Security" means a Security that evidences all or part of the Securities and bears the legend set forth in Section 204.

          "Holder" means a Person in whose name a Security is registered in the Security Register.

          "Houston" means the surviving corporation of the NorAm Merger, which will be renamed "Houston Industries Incorporated."

          "Indenture" means this instrument as originally executed and as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof, including, for all purposes of this instrument and any such supplemental indenture, the provisions of the Trust Indenture Act that are deemed to be a part of and govern this instrument and any such supplemental indenture, respectively.

          "Interest Payment Date" means the Stated Maturity of an instalment of interest on the Securities.

          "Maturity", when used with respect to any Security, means the date on which the principal of such Security or an instalment of principal becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration, call for redemption or otherwise.

          "Maturity Price" means the average of the Volume Weighted Average Prices per share of Common Stock for the 20 Trading Days ending two Business Days prior to Maturity.

          "NYSE" means the New York Stock Exchange, Inc.

          "NorAm Merger" means the merger of the Company into Houston Lighting & Power Company, a Texas corporation ("HL&P"), as contemplated by the Agreement and Plan of Merger, dated as of August 11, 1996, among the Company, HL&P, NorAm Energy Corp.

and HI Merger, Inc., as amended by Amendment to Agreement and Plan of Merger dated as of October 23, 1996.

          "Notice of Default" means a written notice of the kind specified in
Section 501(3).

          "Officers' Certificate" means a certificate signed by the Chairman of the Board, a Vice Chairman of the Board, the President or a Vice President, and by the Treasurer, an Assistant Treasurer, the Secretary or an Assistant Secretary, of the Company, and delivered to the Trustee. One of the officers signing an Officers' Certificate given pursuant to Section 1004 shall be the principal executive, financial or accounting officer of the Company.

          "Opinion of Counsel" means a written opinion of counsel, who may be an employee of the Company, and who shall be reasonably acceptable to the Trustee.

          "Outstanding", when used with respect to Securities, means, as of the date of determination, all Securities theretofore authenticated and delivered under this Indenture, except:

          (1) Securities theretofore cancelled by the Trustee or delivered to the Trustee for cancellation;

          (2) Securities for whose payment or redemption money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the Company) in trust or set aside and segregated in trust by the Company (if the Company shall act as its own Paying Agent) for the Holders of such Securities; provided that, if such Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made; and

          (3) Securities which have been paid pursuant to Section 306 or in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture, other than any such Securities in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Securities are held by a bona fide purchaser in whose hands such Securities are valid obligations of the Company;

provided, however, that in determining whether the Holders of the requisite aggregate Face Amount of the Outstanding Securities have given, made or taken any request, demand, authorization, direction, notice, consent, waiver or other action hereunder as of any date, Securities owned by the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor shall be disregarded and deemed not to be Out standing, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent, waiver or other action, only Securities which the Trustee knows to be so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor.

          "Paying Agent" means any Person authorized by the Company to deliver Common Stock or pay the principal of or any premium or interest on any Securities on behalf of the Company.

          "Person" means any individual, corporation, partnership, joint venture, trust or other entity or any unincorporated organization or government or any agency or political subdivision thereof.

          "Predecessor Security" of any particular Security means every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 306 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Security shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Security.

          "principal" means all amounts other than instalments of interest payable with respect to the Securities, assuming for this purpose that the Company exercises its election to deliver cash upon the Maturity of the Securities.

          "Redemption Date", when used with respect to any Security to be redeemed, means the date fixed for such redemption by or pursuant to this Indenture.

          "Redemption Price" means one hundred and five percent (105%) of the greater of (i) the average of the Closing Prices of the Securities over the five Trading Days immediately preceding the day on which the Redemption Notice is released on the PR Newswire and (ii) the Closing Price of the Securities on the Trading Day immediately preceding the day on which the Redemption Notice is released on the PR Newswire.

          "Regular Record Date" for the interest payable on any Interest Payment Date means the ______________, ____________, ___________ or ______________
(whether or not a Business Day), as the case may be, next preceding such Interest Payment Date.

          "Reorganization Event" has the meaning specified in Section 1203.

          "Responsible Officer", when used with respect to the Trustee, means the chairman or any vice-chairman of the board of directors, the chairman or any vice-chairman of the executive committee of the board of directors, the chairman of the trust committee, the president, any vice president, the secretary, any assistant secretary, the treasurer, any assistant treasurer, any trust officer or assistant trust officer, the controller or any assistant controller or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his knowledge of and familiarity with the particular subject.

          "Securities Act" means the Securities Act of 1933 and any statute successor thereto, in each case as amended from time to time.

          "Security Register" and "Security Registrar" have the respective meanings specified in Section 305.

          "Series D Preferred Stock" means the Series D Convertible Preferred Stock, par value $0.10 per share, of Time Warner.

          "Special Record Date" for the payment of any Defaulted Interest means a date fixed by the Trustee pursuant to Section 307.

          "Spin-Off" has the meaning specified in Section 1203.

          "Spin-Off Securities" has the meaning specified in Section 1203.

          "Stated Maturity", when used with respect to any Security, means the date specified in such Security as the fixed date on which the principal amount of such security will be mandatorily exchanged into a number of shares of Common Stock (or at the Company's option, cash) or, with respect to any instalment of interest thereon, the date on which such instalment of interest is due and payable.

          "Subsidiary" of any Person means (i) a corporation more than 50% of the outstanding voting stock of which is owned, directly or indirectly, by such Person or by one or more other Subsidiaries of such Person or by such Person and one or more Subsidiaries thereof, (ii) a partnership of which such Person, or one or more other Subsidiaries of such Person or such Person and one or more other Subsidiaries thereof, directly or indirectly, is the general partner and has the power to direct the policies, management and affairs or (iii) any other Person (other than a corporation or partnership) in which such Person, or one or more other Subsidiaries of such Person or such Person and one or more other Subsidiaries thereof, directly or indirectly, has at least a majority ownership interest and power to direct the policies, management and affairs thereof. For the purposes of this definition, "voting stock" means stock which ordinarily has voting power for the election of directors (or persons performing similar functions), whether at all times or only so long as no senior class of stock has such voting power by reason of any contingency.

          "Tax Redemption Event" has the meaning specified in the form of Security set forth in Section 203.

          "Threshold Appreciation Price" means $______.

          "Time Warner" means, subject to Section 1203(a)(v), Time Warner Inc., a Delaware corporation.

          "Time Warner Stock" means collectively the Series D Preferred Stock and the Common Stock into which the Series D Preferred Stock is convertible.

          "Time Warner Successor" has the meaning specified in Section 1203.

          "Trading Day" means, with respect to any security, any day on which
(A) trading in the security is not suspended on any national securities exchange or association or over-the-counter market at the close of business and (B) such security has traded at least once on the national securities exchange or association or over-the-counter market that is the primary market for the trading of such security.

          "Transaction Value" has the meaning specified in Section 1203.

          "Trust Indenture Act" means the Trust Indenture Act of 1939 as in force at the date as of which this instrument was executed; provided, however, that in the event the Trust Indenture Act of 1939 is amended after such date, "Trust Indenture Act" means, to the extent required by any such amendment, the Trust Indenture Act of 1939 as so amended.

          "Trustee" means the Person named as the "Trustee" in the first paragraph of this instrument until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean or include each Person who is then a Trustee hereunder.

          "Vice President", when used with respect to the Company or the Trustee, means any vice president, whether or not designated by a number or a word or words added before or after the title "vice president".

          "Volume Weighted Average Price" means, with respect to any security, the display designated as page Volume at Price on the Bloomberg Financial Service (or such page as may replace the Volume at Price page on that service for the purpose of displaying daily volume and weighted trading prices of equity securities) or, if such service does not then publish daily volume and weighted trading prices of such security, such other page and service selected by the Calculation Agent that reports daily volume and weighted trading prices of such security, or, if the Calculation Agent does not select another page or service, the Closing Price of such security.

SECTION 102.  Compliance Certificates and Opinions.

          Upon any application or request by the Company to the Trustee to take any action under any provision of this Indenture, the Company shall furnish to the Trustee such certificates and opinions as may be required under the Trust Indenture Act. Each such certificate or opinion shall be given in the form of an Officers' Certificate, if to be given by an officer of the Company, or an Opinion of Counsel, if to be given by counsel, and shall comply with the requirements of the Trust Indenture Act and any other requirements set forth in this Indenture.

          Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include:

          (1) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

          (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

          (3) a statement that, in the opinion of each such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

          (4) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

SECTION 103.  Form of Documents Delivered to Trustee.

          In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

          Any certificate or opinion of an officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate or opinion of counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company stating that the information with respect to such factual matters is in the possession of the Company, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

          Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.


SECTION 104.  Acts of Holders; Record Dates.

          Any request, demand, authorization, direction, notice, consent, waiver or other action provided or permitted by this Indenture to be given, made or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, where it is hereby expressly required, to the Company. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 601) conclusive in favor of the Trustee and the Company, if made in the manner provided in this Section.

          The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner which the Trustee deems sufficient.

          The ownership of Securities shall be proved by the Security Register.

          Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of any Security shall bind every future Holder of the same Security and the Holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee or the Company in reliance thereon, whether or not notation of such action is made upon such Security.

          The Company may set any day as a record date for the purpose of determining the Holders of Outstanding Securities entitled to give, make or take any request, demand, authorization, direction, notice, consent, waiver or other action provided or permitted by this Indenture to be given, made or taken by Holders of Securities; provided that the Company may not set a record date for, and the provisions of this paragraph shall not apply with respect to, the giving or making of any notice, declaration, request or direction referred to in the next paragraph. If any record date is set pursuant to this paragraph, the Holders of Outstanding Securities on such record date, and no other Holders, shall be entitled to take the relevant action, whether or not such Holders remain Holders after such record date; provided that no such action shall be effective hereunder unless taken on or prior to the applicable Expiration Date by Holders of the requisite Face Amount of Outstanding Securities. Nothing in this paragraph shall be construed to prevent the Company from setting a new record date for any action for which a record date has previously been set pursuant to this paragraph (whereupon the record date previously set shall automatically and with no action by any Person be cancelled and of no effect), and nothing in this paragraph shall be construed to render ineffective any action taken by Holders of the requisite Face Amount of Outstanding Securities on the date such action is taken. Promptly after any record date is set pursuant to this paragraph, the Company, at its own expense, shall cause notice of such record date, the proposed action by Holders and the applicable Expiration Date to be given to the Trustee in writing and to each Holder of Securities in the manner set forth in Section 106.

          The Trustee may set any day as a record date for the purpose of determining the Holders of Outstanding Securities entitled to join in the giving or making of (i) any Notice of Default, (ii) any declaration of acceleration referred to in Section 502, (iii) any request to institute proceedings referred to in Section 507(2) or (iv) any direction referred to in Section 512. If any record date is set pursuant to this paragraph, the Holders of Outstanding Securities on such record date, and no other Holders, shall be entitled to join in such notice, declaration, request or direction, whether or not such Holders remain Holders after such record date; provided that no such action shall be effective hereunder unless taken on or prior to the applicable Expiration Date by Holders of the requisite Face Amount of Outstanding Securities on such record date. Nothing in this paragraph shall be construed to prevent the Trustee from setting a new record date for any action for which a record date has previously been set pursuant to this paragraph (whereupon the record date previously set shall automatically and with no action by any Person be cancelled and of no effect), and nothing in this paragraph shall be construed to render ineffective any action taken by Holders of the requisite Face Amount of Outstanding Securities on the date such action is taken. Promptly after any record date is set pursuant to this paragraph, the Trustee, at the Company's expense, shall cause notice of such record date, the proposed action by Holders and the applicable Expiration Date to be given to the Company in writing and to each Holder of Securities in the manner set forth in Section 106.

          With respect to any record date set pursuant to this Section, the party hereto which sets such record dates may designate any day as the "Expiration Date" and from time to time may change the Expiration Date to any earlier or later day; provided that no such change shall be effective unless notice of the proposed new Expiration Date is given to the other party hereto in writing, and to each Holder of Securities in the manner set forth in Section 106, on or prior to the existing Expiration Date. If an Expiration Date is not designated with respect to any record date set pursuant to this Section, the party hereto which set such record date shall be deemed to have initially designated the 180th day after such record date as the Expiration Date with respect thereto, subject to its right to change the Expiration Date as provided in this paragraph. Notwithstanding the foregoing, no Expiration Date shall be later than the 180th day after the applicable record date.

          Without limiting the foregoing, a Holder entitled hereunder to take any action hereunder with regard to any particular Security may do so with regard to all or any part of the Face Amount of such Security or by one or more duly appointed agents each of which may do so pursuant to such appointment with regard to all or any part of such Face Amount.

SECTION 105.  Notices, Etc., to Trustee and Company.

          Any request, demand, authorization, direction, notice, consent, waiver or Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with,

          (1) the Trustee by any Holder or by the Company shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Trustee at its Corporate Trust Office, Attention: Corporate Trust, or

          (2) the Company by the Trustee or by any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to the Company addressed to it at the address of its principal office specified in the first paragraph of this instrument or at any other address previously furnished in writing to the Trustee by the Company.


SECTION 106.  Notice to Holders; Waiver.

          Where this Indenture provides for notice to Holders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to each Holder affected by such event, at his address as it appears in the Security Register, not later than the latest date (if any), and not earlier than the earliest date (if any), prescribed for the giving of such notice. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders. Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

          In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice by mail, then such notification as shall be made with the approval of the Trustee shall constitute a sufficient notification for every purpose hereunder.


SECTION 107.  Conflict with Trust Indenture Act.

          If any provision hereof limits, qualifies or conflicts with a provision of the Trust Indenture Act which is required under such Act to be a part of and govern this Indenture, the latter provision shall control. If any provision of this Indenture modifies or excludes any provision of the Trust Indenture Act which may be so modified or excluded, the latter provision shall be deemed to apply to this Indenture as so modified or to be excluded, as the case may be.

SECTION 108.  Effect of Headings and Table of Contents.

          The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.


SECTION 109.  Successors and Assigns.

          All covenants and agreements in this Indenture by the Company shall bind its successors and assigns, whether so expressed or not.


SECTION 110.  Separability Clause.

          In case any provision in this Indenture or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.


SECTION 111.  Benefits of Indenture.

          Nothing in this Indenture or in the Securities, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder, and the Holders, any benefit or any legal or equitable right, remedy or claim under this Indenture.


SECTION 112.  Governing Law.

          This Indenture and the Securities shall be governed by and construed in accordance with the law of the State of New York.


SECTION 113.  Legal Holidays.

          In any case where any Interest Payment Date, Redemption Date or Stated Maturity of any Security shall not be a Business Day, then (notwithstanding any other provision of this Indenture or of the Securities) payment of interest or principal (and premium, if any) need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the Interest Payment Date or Redemption Date, or at the Stated Maturity and no additional interest shall accrue as a result of such delayed payment.

                                  ARTICLE TWO

                                Security Forms


SECTION 201.  Forms Generally.

          The Securities and the Trustee's certificates of authentication shall be in substantially the forms set forth in this Article, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange or automated quotation system or as may, consistently herewith, be determined by the officers executing such Securities, as evidenced by their execution thereof.

          The definitive Securities shall be typewritten, printed, lithographed or engraved or produced by any combination of these methods on steel engraved borders or may be produced in any other manner permitted by the rules of any securities exchange or automated quotation system on which the Securities may be listed or traded, all as determined by the officers executing such Securities, as evidenced by their execution of such Securities.


SECTION 202.  Form of Face of Security.

          [If Security is a Global Security, insert legend provided in
Section 204.]


                        HOUSTON INDUSTRIES INCORPORATED


           ___% AUTOMATIC COMMON EXCHANGE SECURITY DUE _______, 2000

                       (Subject to Exchange into Shares
                     of Common Stock of Time Warner Inc.)


No. __                                              Number of Securities:
                                                    Face Amount per Security:  $
                                                    CUSIP No.___________________

          HOUSTON INDUSTRIES INCORPORATED, a corporation duly organized and existing under the laws of Texas (herein called the "Company", which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to deliver or pay to
                           , or registered assigns, at Maturity
either (i) shares of Common Stock as described below or (ii) at the option of the Company, which election may be made as to any or all of this Security at the Maturity Price, cash equal to such shares (or fractions thereof) of Common Stock. This Security shall bear interest on the Face Amount hereof from _______, 1997 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, quarterly in arrears on ________, _______, ____________ and ___________ in each year, commencing ____________, 1997 at the rate of ____% per annum until this Security is exchanged for Common Stock (or, at the Company's option, cash in an amount determined as set forth herein; provided that any principal and premium, and any such instalment of interest, which is overdue shall bear interest at the rate of ___% per annum, from the dates such amounts are due until they are paid or made available for payment and such interest shall be payable on demand. The amount of interest payable for any period shall be computed on the basis of a 360-day year of twelve 30-day months. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the ____, ____, ____ or ____ (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. In any case where such Interest Payment Date shall not be a Business Day, then (notwithstanding any other provision of said Indenture or this Security) payment of such interest need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on such date, and, if such payment is so made, no interest shall accrue for the period from and after such date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on the relevant Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange or automated quotation system on which the Securities shall be listed or traded, and upon such notice as may be required by such exchange or automated quotation system, all as more fully provided in said Indenture.

          At Maturity, the principal amount of each Security will be mandatorily exchanged for a number of shares of Common Stock (or, at the Company's option, which may be exercised with respect to any or all shares of Common Stock deliverable upon exchange of the Securities, cash in an amount determined as set forth herein) at the Exchange Rate (as defined below), together with any accrued and unpaid interest up to Maturity. The "Exchange Rate" is equal to, subject to adjustment pursuant to Section 1203 of the Indenture, (a) if the Maturity Price is greater than or equal to $_______ (the "Threshold Appreciation Price"), ______ shares of Common Stock per Security, (b) if the Maturity Price is less than the Threshold Appreciation Price but is greater than $____ (the "Initial Price"), a fractional share of Common Stock per Security so that the value thereof (determined at the Maturity Price) is equal to the Initial Price and (c) if the Maturity Price is less than or equal to the Initial Price, one share of Common Stock per Security. Notwithstanding the foregoing, the Company may, at its option, in lieu of delivering shares of Common Stock (or fractions thereof) at the Exchange Rate, deliver cash in an amount equal to the value of such number of shares of Common Stock (or fractions thereof) at the Maturity Price. Such option, if exercised, may be exercised with respect to any or all of the shares of Common Stock otherwise deliverable upon exchange of the Outstanding Securities. Such number of shares of Common Stock

(or amount of cash in lieu thereof) deliverable upon mandatory exchange is hereinafter referred to as the "Exchange Consideration." On or prior to the twenty-fifth Business Day prior to Maturity, the Company will notify the Trustee and publish a notice in a newspaper of national circulation published at least five days a week stating whether the principal amount of each Security will be exchanged for shares of Common Stock or cash or both. If less than all of the Outstanding Securities are to be exchanged for Common Stock, the Securities to be exchanged for Common Stock will be selected by the Trustee from the Outstanding Securities by lot or pro rata (as nearly as may be) or by any other method determined by the Trustee in its sole discretion to be equitable. No fractional shares of Common Stock and/or other securities if a Spin-Off or a Reorganization Event (each as defined in Section 1203 of the Indenture) has occurred prior to Maturity, will be issued if the Company exchanges the Securities for shares of Common Stock and/or such securities. If more than one Security shall be surrendered for exchange at one time by the same Holder, the number of full shares of Common Stock and/or such other securities which will be delivered upon exchange will be computed on the basis of the aggregate number of Securities so surrendered at Maturity. In lieu of any fractional share or security otherwise issuable in respect of the Securities of any Holder which are exchanged at Maturity, such Holder shall be entitled to receive an amount in cash equal to the value of such fractional share or security at the Maturity Price (or similarly calculated average price for a security other than Common Stock) or in the case of redemption, at the average Volume Weighted Average Prices (as defined below) of Common Stock (or of such other security) for the five Trading Days immediately preceding the date on which the Redemption Notice is released on the PR Newswire.

          "Maturity Price" means the average of the Volume Weighted Average Prices per share of Common Stock for the twenty Trading Days ending two Business Days prior to Maturity. "Volume Weighted Average Price" means, with respect to any security, the display designated as page Volume at Price on the Bloomberg Financial Service (or such page as may replace the Volume at Price page on that service for the purpose of displaying daily volume and weighted trading prices of equity securities) or, if such service does not then publish daily volume and weighted trading prices of such security, such other page and service selected by the Calculation Agent that reports daily volume and weighted trading prices of such security or, if the Calculation Agent does not select another page or service, the Closing Price of such security. A "Trading Day", with respect to any security, means any day on which (A) trading in the security is not suspended on any national securities exchange or association or over-the-counter market at the close of business and (B) such security has traded at least once on the national securities exchange or association or over-the-counter market that is the primary market for the trading of such security. A "Business Day" means any day that is not a Saturday or Sunday or a day on which the banking institutions or trust companies in New York, New York or Houston, Texas are authorized or obligated by law or executive order to close.

          The Exchange Rate and Maturity Price are subject to adjustment as provided in the Indenture. In addition, the Indenture provides that in the case of a Reorganization Event or Spin-Off, the Company may deliver the cash, property or securities received in such Reorganization Event, or the Spin-Off Securities received in such Spin-Off, in lieu of Common Stock (or, at its option, may deliver the cash equivalent thereof).

          Interest on this Security will be payable, and delivery or payment of the Exchange Consideration will be made, upon surrender of such Security at the Corporate Trust Office of the Trustee (or such other office or agency as may be designated by the Company pursuant to the Indenture), and payment of interest (and, if the Company elects to deliver cash in lieu of Common Stock at Maturity, the amount of cash payable at Maturity) on this Security will be made in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Company payment of interest may be made (i) by check mailed to the address of the Person entitled thereto as such address shall appear on the Security Register or (ii) by wire transfer in immediately available funds at such place and to such account as may be designated in writing by the Person entitled thereto as specified in the Securities Register.

          Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

          Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

          In Witness Whereof, the Company has caused this instrument to be duly executed under its corporate seal.

Dated: _______, 1997


                                     HOUSTON INDUSTRIES INCORPORATED


                                     By.....................................


Attest:

 .................................

SECTION 203.  Form of Reverse of Security.

                             [REVERSE OF SECURITY]

          This Security is one of a duly authorized issue of securities of the Company designated as its _____% Automatic Common Exchange Securities due _______ __, 2000 (herein called the "Securities"), limited to 20,000,000 Securities (subject to increase up to 22,909,040 Securities), each with a Face Amount of $______, issued under an Indenture, dated as of July __, 1997 (herein called the "Indenture"), between the Company and The First National Bank of Chicago, as Trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), and reference is hereby made to the Indenture for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered.

          Upon the occurrence of a Tax Redemption Event (as defined below), the Company will have the right to redeem the Securities, as a whole and not in part, at the Tax Redemption Price, together with accrued and unpaid interest to but excluding the Redemption Date, upon not less than five Business Days' nor more than 45 calendar days' notice. In order to exercise this redemption right, the Company must release a notice of such redemption (a "Redemption Notice") on the PR Newswire prior to 9:00 a.m., Eastern Standard Time, on any Trading Day no later than 30 calendar days following the promulgation by the Internal Revenue Service of Treasury regulations (the "Regulations") under proposed Section 1259 of the Internal Revenue Code of 1986, as amended. The Redemption Notice must be given no later than the next Business Day following the date on which the Redemption Notice is released on the PR Newswire, by publication in The Wall Street Journal, or, if The Wall Street Journal is not then published, a similar publication selected by the Calculation Agent, and, if the Securities at such time are in registered certificated form, the Redemption Notice must be placed in the mail to each holder of Securities no later than the next Business Day following the date on which the Redemption Notice is released on the PR Newswire. A Redemption Notice will be deemed given upon release of the Redemption Notice through the PR Newswire, even if the Company does not comply with its publication and mailing of notice obligations.

          A "Tax Redemption Event" will occur if the Internal Revenue Service promulgates the Regulations (which, if enacted, would require immediate recognition of gain with respect to "constructive sales" of certain appreciated financial positions) and, in the opinion of Baker & Botts, L.L.P., or other nationally recognized legal counsel experienced in such matters, (i) as a result of the promulgation of the Regulations, the Company will be required to recognize gain with respect to all or a portion of the Time Warner Stock held by the Company in an amount equal to the difference between the fair market value of such Stock and the Company's basis in such Stock, and (ii) such gain recognition may be deferred to a later taxable year if the Company redeems the Securities. "Tax Redemption Price" means one hundred and five percent (105%) of the greater of (i) the average of the Closing Prices of the Securities over the five Trading Days immediately preceding the day on which the Redemption Notice is released on the PR Newswire and (ii) the Closing Price of the Securities on the Trading Day immediately preceding the day on which the Redemption Notice is released on the PR Newswire.

          The Tax Redemption Price may be paid in cash or shares of Common Stock or a combination of both as specified in the Redemption Notice. To the extent that the Company chooses to pay the Tax Redemption Price in shares of Common Stock, the Company will deliver per each such Security, subject to adjustment as described in (i) Section 1203(a)(iv) of the Indenture if a Spin-Off has occurred prior to the Redemption Date or (ii) Section 1203(a)(v) of the Indenture if a Reorganization Event has occurred prior to the Redemption Date, the number of shares of Common Stock which equals the quotient of (i) the Tax Redemption Price per Security and (ii) the average of the Volume Weighted Average Prices of Common Stock for the five Trading Days immediately preceding the date on which the Redemption Notice is released on the PR Newswire.

          If an Event of Default with respect to the Securities shall occur and be continuing, the principal of the Securities may be declared due and payable in the manner and with the effect provided in the Indenture, subject to the provisions regarding mandatory exchange set forth on the face hereof.

          The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities under the Indenture at any time by the Company and the Trustee with the consent of the Holders of not less than a majority in Face Amount of the Securities at the time Outstanding. The Indenture also contains provisions permitting the Holders of specified percentages in Face Amount of the Securities at the time Outstanding, on behalf of the Holders of all Securities, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

          As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities, the Holders of not less than 25% in Face Amount of the Securities at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity, and the Trustee shall not have received from the Holders of a majority in aggregate Face Amount of Securities at the time Outstanding a direction inconsistent with such request, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein.

          No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed or to exchange this Security as provided herein.

          As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities, of authorized denominations and for the same aggregate Face Amount, will be issued to the designated transferee or transferees.

          The Securities are issuable only in registered form, without coupons, each in denominations of $ [Initial Price]. As provided in the Indenture and subject to certain limitations therein set forth, Securities are exchangeable for a like aggregate Face Amount of Securities of a different authorized denomination, as requested by the Holder surrendering the same.

          No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

          Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

          By its purchase of a Security, each Holder hereby agrees with the Company (in the absence of an administrative determination or judicial ruling to the contrary) to characterize this Security for all tax purposes as a forward purchase contract to purchase Common Stock (and Spin-Off Securities, if any) at Maturity (including as a result of acceleration or otherwise), under the terms of which contract (i) at the time of issuance of this Security the Holder deposits irrevocably with the Company a fixed amount of cash equal to the purchase price of the Security to assure the fulfillment of the Holder's purchase obligation described in clause (iii) below, which deposit will unconditionally and irrevocably be applied at Maturity to satisfy such obligation, (ii) until Maturity the Company will be obligated to pay interest on such deposit at a rate equal to the stated rate of interest on this Security as compensation to the Holder for the Company's use of such cash deposit during the term hereof, and (iii) at Maturity such cash deposit unconditionally and irrevocably will be applied by the Company in full satisfaction of the Holder's obligation under the forward purchase contract, and the Company will deliver to the Holder the number of shares of Common Stock (and Spin-Off Securities, if any) that the Holder is entitled to receive at Maturity pursuant to the terms of this Security (subject to the Company's right to deliver cash in lieu of the shares of Common Stock (and Spin-Off Securities, if any)). Consistent with the above characterization, (i) amounts paid to the Company in respect of the original issue of this Security will be treated as allocable in their entirety to the amount of the cash deposit attributable to such Security and (ii) amounts denominated as interest that are payable with respect to the Security will be characterized as interest payable on the amount of such deposit, includible annually in the income of the Holder as interest income in accordance with such Holder's method of accounting.

          All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

          This Security shall be governed by and construed in accordance with the law of the State of New York.

SECTION 204.  Form of Legend for Global Securities.

          Every Global Security authenticated and delivered hereunder shall bear a legend in substantially the following form:

          UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO HOUSTON INDUSTRIES INCORPORATED OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IN EXCHANGE FOR THIS CERTIFICATE OR ANY PORTION HEREOF IS REGISTERED IN THE NAME OF CEDE & CO. (OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON OTHER THAN THE DEPOSITORY TRUST COMPANY OR A NOMINEE THEREOF IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

          THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.


SECTION 205.  Form of Trustee's Certificate of Authentication.

          The Trustee's certificates of authentication shall be in substantially the following form:

          This is one of the Securities referred to in the within-mentioned Indenture.


                                     ..........................................,
                                                                      As Trustee


                                     By.........................................
                                                              Authorized Officer

                                 ARTICLE THREE

                                The Securities


SECTION 301.  Title and Terms.

          The aggregate number of Securities which may be authenticated and delivered under this Indenture is limited to 20,000,000, except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities pursuant to Section 304, 305, 306 or 906 and except for an aggregate of 2,909,040 Securities which may be issued pursuant to the Underwriting Agreement dated July __, 1997 between the Company and the underwriters named therein.

          The Securities shall be known and designated as the "__% Automatic Common Exchange Securities due July __, 2000" of the Company. Their Stated Maturity shall be July __, 2000, and they shall bear interest on the Face Amount thereof at the rate of ___% per annum, from __________, 1997, or from the most recent Interest Payment Date to which interest has been paid or duly provided for, as the case may be, payable quarterly in arrears on each __________, __________, _________ and _____________, beginning _____________, until the Face
Amount thereof is exchanged for Common Stock or cash.

          The principal of (and premium, if any) and interest on the Securities shall be payable at the office or agency of the Corporate Trust Office of the Trustee and at any other office or agency maintained by the Company for such purpose; provided, however, that at the option of the Company payment of interest may be made (i) by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register or (ii) by wire transfer in immediately available funds at such place and to such account as may be designated in writing by the Person entitled thereto as specified in the Securities Register.

          The Securities shall be redeemable as provided in Article Eleven.

          The Securities shall be subject to exchange into Common Stock as provided in Article Twelve.

          The Securities will be unsecured obligations of the Company and will rank pari passu with all other unsecured and unsubordinated indebtedness of the Company.


SECTION 302.  Denominations.

          The Securities shall be issuable only in registered form without coupons and only in denominations of $ [Initial Price].

SECTION 303.  Execution, Authentication, Delivery and Dating.

          The Securities shall be executed on behalf of the Company by its Chairman of the Board, its Vice Chairman of the Board, its President or one of its Vice Presidents, under its corporate seal reproduced or impressed thereon and attested by its Secretary or one of its Assistant Secretaries. The signature of any of these officers on the Securities may be manual or facsimile.

          Securities bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the date of such Securities.

          At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Securities executed by the Company to the Trustee for authentication, together with a Company Request for the authentication and delivery of such Securities, and the Trustee in accordance with the Company Request shall authenticate and deliver such Securities as in this Indenture provided and not otherwise.

          Each Security shall be dated the date of its authentication.

          No Security shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Security a certificate of authentication substantially in the form provided for herein executed by the Trustee by manual signature, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder.


SECTION 304.  Temporary Securities.

          Pending the preparation of definitive Securities, the Company may execute, and upon Company Request the Trustee shall authenticate and deliver, temporary Securities which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Securities in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Securities may determine, as evidenced by their execution of such Securities.

          If temporary Securities are issued, the Company will cause definitive Securities to be prepared without unreasonable delay. After the preparation of definitive Securities, the temporary Securities shall be exchangeable for definitive Securities upon surrender of the temporary Securities at the office or agency of the Company designated pursuant to Section 1002, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Securities, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor one or more definitive Securities, of any authorized denominations and of like tenor and aggregate principal amount. Until so exchanged, the temporary Securities shall in all respects be entitled to the same benefits under this Indenture as definitive Securities.

SECTION 305.  Registration, Registration of Transfer and Exchange.

          The Company shall cause to be kept at the Corporate Trust Office of the Trustee a register (the register maintained in such office and in any other office or agency of the Company designated by the Company pursuant to Section 1002 being herein sometimes collectively referred to as the "Security Register") in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Securities and of transfers of Securities. The Trustee is hereby appointed "Security Registrar" for the purpose of registering Securities and transfers of Securities as herein provided.

          Upon surrender for registration of transfer of any Security at the office or agency of the Company designated by the Company pursuant to Section 1002 for such purpose, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Securities, of any authorized denominations and of like aggregate Face Amount.

          At the option of the Holder, Securities may be exchanged for other Securities of any authorized denominations and of like aggregate Face Amount, upon surrender of the Securities to be exchanged at such office or agency. Whenever any Securities are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Securities which the Holder making the exchange is entitled to receive.

          All Securities issued upon any registration of transfer or exchange of Securities shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Securities surrendered upon such registration of transfer or exchange.

          Every Security presented or surrendered for registration of transfer or for exchange shall (if so required by the Company or the Trustee) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed, by the Holder thereof or his attorney duly authorized in writing.

          No service charge shall be made for any registration of transfer or exchange of Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities, other than exchanges pursuant to Section 304 or 906 not involving any transfer.

          The provisions of Clauses (1), (2), (3) and (4) below shall apply only to Global Securities:

          (1) Each Global Security authenticated under this Indenture shall be registered in the name of the Depositary designated for such Global Security or a nominee thereof and delivered to such Depositary or a nominee thereof or custodian therefor, and each such Global Security shall constitute a single Security for all purposes of this Indenture.

          (2) Notwithstanding any other provision in this Indenture, no Global Security may be exchanged in whole or in part for Securities registered, and no transfer of a Global Security in whole or in part may be registered, in the name of any Person other than the Depositary for such Global Security or a nominee thereof unless (A) such Depositary (i) has notified the Company that it is unwilling or unable to continue as Depositary for such Global Security and the Company thereupon fails to appoint a successor depositary or (ii) has ceased to be a clearing agency registered under the Exchange Act, (B) there shall have occurred and be continuing an Event of Default or any event which after notice or lapse of time or both would be an Event of Default with respect to the Securities or (C) the Company in its sole discretion determines that such Global Security shall be so exchangeable or transferable.

          (3) Subject to Clause (2) above, upon issuance of Securities in definitive registered certificated form, the Trustee shall register the Securities in the name of, and cause the Securities to be delivered to, the Person or Persons (or the nominee thereof) identified as the beneficial owners as the Depositary shall direct.

          (4) Every Security authenticated and delivered upon registration of transfer of, or in exchange for or in lieu of, a Global Security or any portion thereof, whether pursuant to this Section, Section 304, 306 or 906 or otherwise, shall be authenticated and delivered in the form of, and shall be, a Global Security, unless such Security is registered in the name of a Person other than the Depositary for such Global Security or a nominee thereof.


SECTION 306.  Mutilated, Destroyed, Lost and Stolen Securities.

          If any mutilated Security is surrendered to the Trustee, together with such security or indemnity as may be required by the Company or the Trustee to save each of them harmless, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a new Security of like tenor and Face Amount and bearing a number not contemporaneously outstanding.

          If there shall be delivered to the Company and the Trustee (i) evidence to their satisfaction of the destruction, loss or theft of any Security and (ii) such security or indemnity as may be required by them to save each of them and any agent of either of them harmless, then, in the absence of notice to the Company or the Trustee that such Security has been acquired by a bona fide purchaser, the Company shall execute and the Trustee shall authenticate and deliver, in lieu of any such destroyed, lost or stolen Security, a new Security of like tenor and Face Amount and bearing a number not con temporaneously outstanding.

          In case any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Security, pay such Security.

          Upon the issuance of any new Security under this Section, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of counsel to the Company and the fees and expenses of the Trustee and its agents and counsel) connected therewith.

          Every new Security issued pursuant to this Section in lieu of any mutilated, destroyed, lost or stolen Security shall constitute an original additional contractual obligation of the Company, whether or not the mutilated, destroyed, lost or stolen Security shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities duly issued hereunder.

          The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.


SECTION 307.  Payment of Interest; Interest Rights Preserved.

          Interest on any Security which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest.

          Any interest on any Security which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called "Defaulted Interest") shall forthwith cease to be payable to the Holder on the relevant Regular Record Date by virtue of having been such Holder, and such Defaulted Interest may be paid by the Company, at its election in each case, as provided in Clause (1) or (2) below:

     (1) The Company may elect to make payment of any Defaulted Interest to the Persons in whose names the Securities (or their respective Predecessor Securities) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Security and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this Clause provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be given to each Holder of Securities in the manner set forth in Section 106, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been so mailed, such Defaulted Interest shall be paid to the Persons in whose names the Securities (or their respective Predecessor Securities) are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following Clause (2).

     (2) The Company may make payment of any Defaulted Interest on the Securities in any other lawful manner not inconsistent with the requirements of any securities exchange or automated quotation system on which such Securities may be listed or traded, and upon such notice as may be required by such exchange or automated quotation system (or by the Trustee if the Securities are not listed or traded), if, after notice given by the Company to the Trustee of the proposed payment pursuant to this Clause, such manner of payment shall be deemed practicable by the Trustee.

           Subject to the foregoing provisions of this Section, each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.


SECTION 308.  Persons Deemed Owners.

          Prior to due presentment of a Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name such Security, including a Global Security, is registered as the owner of such Security for the purpose of receiving payment of principal of and any premium and (subject to Section 307) any interest on such Security and for all other purposes whatsoever, whether or not such Security be overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary.


SECTION 309.  Cancellation.

          All Securities surrendered for payment, redemption, registration of transfer or exchange shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee and shall be promptly cancelled by it. The Company may at any time deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever, and all Securities so delivered shall be promptly cancelled by the Trustee. No Securities shall be authenticated in lieu of or in exchange for any Securities cancelled as provided in this Section, except as expressly permitted by this Indenture. All cancelled Securities held by the Trustee shall be disposed of as directed by a Company Request.


SECTION 310.  Computation of Interest.

          Interest on the Securities shall be computed on the basis of a 360-day year of twelve 30-day months.


SECTION 311.  CUSIP Numbers.

          The Company in issuing the Securities may use "CUSIP" numbers, and, if so, the Trustee shall use "CUSIP" numbers in notices of redemption as a convenience to Holders; provided that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Securities or as contained in any notice of a redemption and that reliance may be placed only on the other identification numbers printed on the Securities, and any such redemption shall not be affected by any defect in or omission of such numbers. The Company shall promptly notify the Trustee in writing of any change in CUSIP numbers.


                                 ARTICLE FOUR

                          Satisfaction and Discharge


SECTION 401.  Satisfaction and Discharge of Indenture.

          This Indenture shall upon Company Request cease to be of further effect (except as to any surviving rights of registration of transfer or exchange of Securities herein expressly provided for), and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture, when

     (1)  either

     (A) all Securities theretofore authenticated and delivered (other than (i) Securities which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 306 and (ii) Securities for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in Section 1003) have been delivered to the Trustee for cancellation; or

     (B) all such Securities not theretofore delivered to the Trustee for cancellation

               (i) have become due and payable and the Company has irrevocably elected to pay the Securities solely in cash, or

               (ii) have been called for redemption and the Company in the Redemption Notice has elected to pay the Redemption Price solely in cash,

   and the Company, in the case of (i) or (ii) above, has deposited or caused to be deposited with the Trustee as trust funds in trust for the purpose money in an amount sufficient to pay and discharge the entire indebtedness on such Securities not theretofore delivered to the Trustee for cancellation, for principal and any premium and interest to the date of such deposit (in the case of Securities which have become due and payable) or to the Redemption Date;

     (2) the Company has paid or caused to be paid all other sums payable hereunder by the Company; and

     (3) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with.

          Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Company to the Trustee under Section 607, the obligations of the Trustee to any Authenticating Agent under Section 614 and, if money shall have been deposited with the Trustee pursuant to subclause (B) of Clause (1) of this Section, the obligations of the Trustee under Section 402 and the last paragraph of Section 1003 shall survive until such obligations have been performed in full.


SECTION 402.  Application of Trust Money.

          Subject to the provisions of the last paragraph of Section 1003, all money deposited with the Trustee pursuant to Section 401 shall be held in trust and applied by it, in accordance with the provisions of the Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the principal and any premium and interest for whose payment such money has been deposited with the Trustee.


                                 ARTICLE FIVE

                                   Remedies


SECTION 501.  Events of Default.

          "Event of Default", wherever used herein means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

     (1) default in the payment of any interest upon any Security when it becomes due and payable, and continuance of such default for a period of 30 days; or

     (2) default in the exchange of the Securities for Common Stock or in the payment of the principal amount of or any premium on any Security when due and payable; or

     (3) default in the performance, or breach, in any material respect of any covenant or warranty of the Company in this Indenture (other than a covenant or warranty a default in whose perform ance or whose breach is elsewhere in this Section specifically dealt with), and continuance of such default or breach for a period of 90 days after there has been given, by registered or certified mail, to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 25% in Face Amount of the Outstanding Securities a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; or

     (4) the entry by a court having jurisdiction in the premises of (A) a decree or order for relief in respect of the Company in an involuntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or (B) a decree or order adjudging the Company a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Company under any applicable Federal or State law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order for relief or any such other decree or order unstayed and in effect for a period of 60 consecutive days; or

     (5) the commencement by the Company of a voluntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by it to the entry of a decree or order for relief in respect of the Company in an involuntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable Federal or State law, or the consent by it to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by the Company in furtherance of any such action.


SECTION 502.  Acceleration of Maturity; Rescission and Annulment.

          If an Event of Default (other than an Event of Default specified in Section 501(4) or 501(5)) occurs and is continuing, then in every such case the Trustee or the Holders of not less than 25% aggregate Face Amount of the Outstanding Securities may declare the principal amount of the Securities to be due and payable immediately, by a notice in writing to the Company (and to the Trustee if given by Holders), and upon any such declaration such principal amount shall become immediately due and payable. If an Event of Default specified in Section 501(4) or 501(5) occurs, the principal amount of the Securities shall automatically, and without any declaration or other action on the part of the Trustee or any Holder, become immediately due and payable.

          At any time after such a declaration of acceleration has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article provided, the Holders of a majority in aggregate Face Amount of the Outstanding Securities, by written notice to the Company and the Trustee, may rescind and annul such declaration and its consequences if

     (1) the Company has paid or deposited with the Trustee an amount of cash (or, in the case of principal, at the option of the Company, Common Stock in an amount) sufficient to pay

     (A) all overdue interest on all Securities,

     (B) the principal of (and premium, if any, on) any Securities which have become due otherwise than by such declaration of acceleration and interest thereon at the rate borne by the Securities,

     (C) to the extent that payment of such interest is lawful, interest upon overdue interest at the rate borne by the Securities, and

     (D) all sums paid or advanced by the Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel;

 and

     (2) all Events of Default, other than the non-payment of the principal of Securities which have become due solely by such declaration of acceleration, have been cured or waived as provided in Section 513.

No such rescission shall affect any subsequent default or impair any right consequent thereon.


SECTION 503.  Collection of Indebtedness and Suits for Enforcement by Trustee.

     The Company covenants that if

     (1) default is made in the payment of any interest on any Security when such interest becomes due and payable and such default continues for a period of 30 days, or

     (2) default is made in the exchange of Securities for Common Stock or in the payment of the principal of (or premium, if any, on) any Security at the Maturity thereof,

the Company will, upon demand of the Trustee, pay to it (i) in cash, with respect to the payment of interest, costs and expenses, and (ii) in Common Stock (or, at the Company's option cash) with respect to the payment of principal and any premium, for the benefit of the Holders of such Securities, the whole amount then due and payable on such Securities for principal and any premium and interest and, to the extent that payment of such interest shall be legally enforceable, interest on any overdue principal and premium and on any overdue interest, at the rate or rates prescribed therefor in such Securities, and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

          If an Event of Default is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.


SECTION 504.  Trustee May File Proofs of Claim.

          In case of any judicial proceeding relative to the Company (or any other obligor upon the Securities), its property or its creditors, the Trustee shall be entitled and empowered, by intervention in such proceeding or otherwise, to take any and all actions authorized under the Trust Indenture Act in order to have claims of the Holders and the Trustee allowed in any such proceeding. In particular, the Trustee shall be authorized to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same; and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under
Section 607.

          No provision of this Indenture shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding; provided, however, that the Trustee may, on behalf of the Holders, vote for the election of a trustee in bankruptcy or similar official and be a member of a creditors' or other similar committee.


SECTION 505.  Trustee May Enforce Claims Without Possession of Securities.

          All rights of action and claims under this Indenture or the Securities may be prosecuted and enforced by the Trustee without the possession of any of the Securities or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders of the Securities in respect of which such judgment has been recovered.


SECTION 506.  Application of Money or Common Stock Collected.

          Any money or Common Stock collected by the Trustee pursuant to this Article shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money or Common Stock on account of principal or any premium or interest, upon presentation of the Securities and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

     FIRST:  To the payment of all amounts due the Trustee under Section 607;
 and

     SECOND: To the payment of the amounts then due and unpaid for principal of and any premium and interest on the Securities in respect of which or for the benefit of which such money or Common Stock has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Securities for principal and any premium and interest, respectively.


SECTION 507.  Limitation on Suits.

          No Holder of any Security shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless

     (1) such Holder has previously given written notice to the Trustee of a continuing Event of Default;

     (2) the Holders of not less than 25% in Face Amount of the Outstanding Securities shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

     (3) such Holder or Holders have offered to the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

     (4) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

     (5) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in Face Amount of the Outstanding Securities;

it being understood and intended that no one or more of such Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other of such Holders, or to obtain or to seek to obtain priority or preference over any other of such Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all of such Holders.


SECTION 508. Unconditional Right of Holders to Receive Principal, Premium and Interest.

          Notwithstanding any other provision in this Indenture, the Holder of any Security shall have the right, which is absolute and unconditional, to receive payment of the principal of and any premium and (subject to Section 307) interest on such Security on the respective Stated Maturities expressed in such Security (or, in the case of redemption, on the Redemption
Date), to exchange such Security for Common Stock as herein provided and to institute suit for the enforcement of any such payment or exchange, and such rights shall not be impaired without the consent of such Holder.


SECTION 509.  Restoration of Rights and Remedies.

          If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case, subject to any determination in such proceeding, the Company, the Trustee and the Holders shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.


SECTION 510.  Rights and Remedies Cumulative.

          Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities in the last paragraph of Section 306, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.


SECTION 511.  Delay or Omission Not Waiver.

          No delay or omission of the Trustee or of any Holder of any Securities to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.


SECTION 512.  Control by Holders.

          The Holders of a majority in Face Amount of the Outstanding Securities shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee, provided that

     (1) such direction shall not be in conflict with any rule of law or with this Indenture, and

     (2) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction.


SECTION 513.  Waiver of Past Defaults.

          The Holders of not less than a majority in Face Amount of the Outstanding Securities may on behalf of the Holders of all the Securities waive any past default hereunder and its consequences, except a default

     (1) in the exchange of Securities for Common Stock or in the payment of the principal of or any premium or interest on any Security, or

     (2) in respect of a covenant or provision hereof which under Article Nine cannot be modified or amended without the consent of the Holder of each Outstanding Security affected.

          Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.


SECTION 514.  Undertaking for Costs.

          In any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, a court may require any party litigant in such suit to file an undertaking to pay the costs of such suit, and may assess costs against any such party litigant, in the manner and to the extent provided in the Trust Indenture Act; provided that neither this Section nor the Trust Indenture Act shall be deemed to authorize any court to require such an undertaking or to make such an assessment in any suit instituted by the Company or any suit for the enforcement of the exchange right in Article Twelve.


SECTION 515.  Waiver of Usury, Stay or Extension Laws.

          The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any usury, stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

                                  ARTICLE SIX

                                  The Trustee


SECTION 601.  Certain Duties and Responsibilities.

          The duties and responsibilities of the Trustee shall be as provided by the Trust Indenture Act. Notwithstanding the foregoing, no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it. Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.


SECTION 602.  Notice of Defaults.

          If a default occurs hereunder, the Trustee shall give the Holders notice of such default as and to the extent provided by the Trust Indenture Act; provided, however, that in the case of any default of the character specified in
Section 501(3), no such notice to Holders shall be given until at least 30 days after the occurrence thereof. For the purpose of this Section, the term "default" means any event which is, or after notice or lapse of time or both would become, an Event of Default.


SECTION 603.  Certain Rights of Trustee.

          Subject to the provisions of Section 601:

     (1) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties or reasonably believed by it to be the proper party or parties;

     (2) any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Request, and any resolution of the Board of Directors shall be sufficiently evidenced by a Board Resolution;

     (3) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officers' Certificate;

     (4) the Trustee may consult with counsel and the written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

     (5) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders pursuant to this Indenture, unless such Holders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

     (6) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney; and

     (7) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder.

SECTION 604.  Not Responsible for Recitals or Issuance of Securities.

          The recitals contained herein and in the Securities, except the Trustee's certificates of authentication, shall be taken as the statements of the Company, and neither the Trustee nor any Authenticating Agent assumes any responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Securities. Neither the Trustee nor any Authenticating Agent shall be accountable for the use or application by the Company of Securities or the proceeds thereof.


SECTION 605.  May Hold Securities.

          The Trustee, any Authenticating Agent, any Paying Agent, any Security Registrar or any other agent of the Company, in its individual or any other capacity, may become the owner or pledgee of Securities and, subject to Sections 608 and 613, may otherwise deal with the Company with the same rights it would have if it were not Trustee, Authenticating Agent, Paying Agent, Security Registrar or such other agent.

SECTION 606.  Money Held in Trust.

          Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed with the Company.


SECTION 607.  Compensation and Reimbursement.

          The Company agrees

     (1) to pay to the Trustee from time to time reasonable compensation for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

     (2) except as otherwise expressly provided herein, to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith; and

     (3) to indemnify the Trustee for, and to hold it harmless against, any loss, liability or expense incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of the trust or trusts hereunder, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder.

SECTION 608.  Conflicting Interests.

          If the Trustee has or shall acquire a conflicting interest within the meaning of the Trust Indenture Act, the Trustee shall either eliminate such interest or resign, to the extent and in the manner provided by, and subject to the provisions of, the Trust Indenture Act and this Indenture.


SECTION 609.  Corporate Trustee Required; Eligibility.

          There shall at all times be a Trustee hereunder with respect to the Securities, which shall be a Person that is eligible pursuant to the Trust Indenture Act to act as such and has a combined capital and surplus of at least $50,000,000. If any such Person publishes reports of condition at least annually, pursuant to law or to the requirements of its supervising or examining authority, then for the purposes of this Section and to the extent permitted by the Trust Indenture Act, the combined capital and surplus of such Person shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

SECTION 610.  Resignation and Removal; Appointment of Successor.

          No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee in accordance with the applicable requirements of Section 611.

          The Trustee may resign at any time by giving written notice thereof to the Company. If the instrument of acceptance by a successor Trustee required by
Section 611 shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee.

          The Trustee may be removed at any time with respect to the Securities by Act of the Holders of a majority in Face Amount of the Outstanding Securities, delivered to the Trustee and to the Company.

          If at any time:

     (1) the Trustee shall fail to comply with Section 608 after written request therefor by the Company or by any Holder who has been a bona fide Holder of a Security for at least six months, or

     (2) the Trustee shall cease to be eligible under Section 609 and shall fail to resign after written request therefor by the Company or by any such Holder, or

     (3) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (A) the Company by a Board Resolution may remove the Trustee, or (B) subject to Section 514, any Holder who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee or Trustees.

          If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, the Company, by a Board Resolution, shall promptly appoint a successor Trustee or Trustees and shall comply with the applicable requirements of Section 611. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee shall be appointed by Act of the Holders of a majority in Face Amount of the Outstanding Securities delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment in accordance with the applicable requirements of Section 611, become the successor Trustee and to that extent supersede the successor Trustee appointed by the Company. If no successor Trustee shall have been so appointed by the Company or the Holders and accepted appointment in the manner required by Section 611, any Holder who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee.

          The Company shall give notice of each resignation and each removal of the Trustee and each appointment of a successor Trustee to all Holders of Securities in the manner provided in Section 106. Each notice shall include the name of the successor Trustee and the address of its Corporate Trust Office.


SECTION 611.  Acceptance of Appointment by Successor.

          Every successor Trustee hereunder shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on the request of the Company or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder. Upon request of any such successor Trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts.

          No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article.


SECTION 612.  Merger, Conversion, Consolidation or Succession to Business.

          Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities.

SECTION 613.  Preferential Collection of Claims Against Company.

          If and when the Trustee shall be or become a creditor of the Company (or any other obligor upon the Securities), the Trustee shall be subject to the provisions of the Trust Indenture Act regarding the collection of claims against the Company (or any such other obligor).


SECTION 614.  Appointment of Authenticating Agent.

          The Trustee may appoint an Authenticating Agent or Agents which shall be authorized to act on behalf of the Trustee to authenticate Securities issued upon original issue and upon exchange, registration of transfer thereof or pursuant to Section 306, and Securities so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder. Wherever reference is made in this Indenture to the authentication and delivery of Securities by the Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent shall be acceptable to the Company and shall at all times be a corporation organized and doing business under the laws of the United States of America, any State thereof or the District of Columbia, authorized under such laws to act as Authenticating Agent, having a combined capital and surplus of not less than $50,000,000 and subject to supervision or examination by Federal or State authority. If such Authenticating Agent publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Authenticating Agent shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, such Authenticating Agent shall resign immediately in the manner and with the effect specified in this Section.

          Any corporation into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which such Authenticating Agent shall be a party, or any corporation succeeding to the corporate agency or corporate trust business of an Authenticating Agent, shall continue to be an Authenticating Agent, provided such corporation shall be otherwise eligible under this Section, without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

          An Authenticating Agent may resign at any time by giving written notice thereof to the Trustee and to the Company. The Trustee may at any time terminate the agency of an Authenticating Agent by giving written notice thereof to such Authenticating Agent and to the Company. Upon receiving such a notice of resignation or upon such a termination, or in case at any time such Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, the Trustee may appoint a successor Authenticating Agent which shall be acceptable to the Company and shall give notice of such appointment in the manner provided in Section 106 to all Holders of Securities. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section.

          The Trustee agrees to pay to each Authenticating Agent from time to time reasonable compensation for its services under this Section, and the Trustee shall be entitled to be reimbursed for such payments, subject to the provisions of Section 607.

          If an appointment is made pursuant to this Section, the Securities may have endorsed thereon, in addition to the Trustee's certificate of authentication, an alternative certificate of authentication in the following form:

          This is one of the Securities referred to in the within-mentioned Indenture.


                                       ........................................,
                                                                      As Trustee


                                       By......................................,
                                                         As Authenticating Agent



                                       By.......................................
                                                              Authorized Officer


                                 ARTICLE SEVEN

               Holders' Lists and Reports by Trustee and Company


SECTION 701.  Company to Furnish Trustee Names and Addresses of Holders.

          The Company will furnish or cause to be furnished to the Trustee

     (1) semi-annually, not later than January 1 and July 1 in each year, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Holders of Securities as of the preceding December 15 or June 15, as the case may be, and

     (2) at such other times as the Trustee may request in writing, within 30 days after the receipt by the Company of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished;

excluding from any such list names and addresses received by the Trustee in its capacity as Security Registrar.

SECTION 702.  Preservation of Information; Communications to Holders.

          The Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders contained in the most recent list furnished to the Trustee as provided in Section 701 and the names and addresses of Holders received by the Trustee in its capacity as Security Registrar. The Trustee may destroy any list furnished to it as provided in
Section 701 upon receipt of a new list so furnished.

          The rights of Holders to communicate with other Holders with respect to their rights under this Indenture or under the Securities, and the corresponding rights and privileges of the Trustee, shall be as provided by the Trust Indenture Act.

          Every Holder of Securities, by receiving and holding the same, agrees with the Company and the Trustee that neither the Company nor the Trustee nor any agent of either of them shall be held accountable by reason of any disclosure of information as to names and addresses of Holders made pursuant to the Trust Indenture Act.


SECTION 703.  Reports by Trustee.

          The Trustee shall transmit to Holders such reports concerning the Trustee and its actions under this Indenture as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant thereto.

          A copy of each such report shall, at the time of such transmission to Holders, be filed by the Trustee with each stock exchange upon which the Securities are listed, with the Commission and with the Company.


SECTION 704.  Reports by Company.

          The Company shall file with the Trustee and the Commission, and transmit to Holders, such information, documents and other reports, and such summaries thereof, as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant to such Act; provided that any such information, documents or reports required to be filed with the Commission pursuant to Section 13 or 15(d) of the Exchange Act shall be filed with the Trustee within 15 days after the same is so required to be filed with the Commission.

                                 ARTICLE EIGHT

              Consolidation, Merger, Conveyance, Transfer or Lease


SECTION 801.  Company May Consolidate, Etc., Only on Certain Terms.

          Except as provided in the last paragraph of this Section 801, the Company shall not consolidate with or merge into any other Person or convey, transfer or lease its properties and assets substantially as an entirety to any Person, and the Company shall not permit any Person to consolidate with or merge into the Company or convey, transfer or lease its properties and assets substantially as an entirety to the Company, unless:

     (1) in case the Company shall consolidate with or merge into another Person or convey, transfer or lease its properties and assets substantially as an entirety to any Person, the Person formed by such consolidation or into which the Company is merged or the Person which acquires by conveyance or transfer, or which leases, the properties and assets of the Company substantially as an entirety shall be a corporation, partnership or trust, shall be organized and validly existing under the laws of the United States of America, any State thereof or the District of Columbia and shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form satisfactory to the Trustee, the due and punctual exchange of the Securities for Common Stock and the payment of the principal of and any premium and interest on all the Securities and the performance or observance of every covenant of this Indenture on the part of the Company to be performed or observed;

     (2) immediately after giving effect to such transaction, no Event of Default, and no event which, after notice or lapse of time or both, would become an Event of Default, shall have happened and be continuing;

     (3) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that such consolidation, merger, conveyance, transfer or lease and, if a supplemental indenture is required in connection with such transaction, such supplemental indenture comply with this Article and that all conditions precedent herein provided for relating to such transaction have been complied with.

          Notwithstanding the foregoing provisions of this Section 801, in the case of the NorAm Merger, Houston will not be required to deliver a supplemental indenture to the Trustee so long as the Trustee receives (i) an Officers' Certificate to the effect that immediately after giving effect to the NorAm Merger, no Event of Default, and no event which, after notice or lapse of time or both, would become an Event of Default, shall have occurred and be continuing, and (ii) an Opinion of Counsel to the effect that when the NorAm Merger takes effect, Houston, by operation of law, will be liable for the Company's obligations on the Securities and under this Indenture.

SECTION 802.  Successor Substituted.

          Upon any consolidation of the Company with, or merger of the Company into, any other Person or any conveyance, transfer or lease of the properties and assets of the Company substantially as an entirety in accordance with
Section 801, the successor Person formed by such consolidation or into which the Company is merged or to which such conveyance, transfer or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor Person had been named as the Company herein, and thereafter, except in the case of a lease, the predecessor Person shall be relieved of all obligations and covenants under this Indenture and the Securities.



                                 ARTICLE NINE

                            Supplemental Indentures


SECTION 901.  Supplemental Indentures Without Consent of Holders.

          Without the consent of any Holders, the Company, when authorized by a Board Resolution, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

     (1) to evidence the succession of another Person to the Company and the assumption by any such successor of the covenants of the Company herein and in the Securities; or

     (2) to add to the covenants of the Company for the benefit of the Holders of Securities or to surrender any right or power herein conferred upon the Company; or

     (3) to add any additional Events of Default for the benefit of the Holders of Securities; or

     (4)  to secure the Securities; or

     (5) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee or Calculation Agent with respect to the Securities; or

     (6) to make provision with respect to the exchange rights of Holders pursuant to the requirements of Article Twelve; or

     (7) to cure any ambiguity, to correct or supplement any provision herein which may be defective or inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Indenture, provided that such action pursuant to this Clause (7) shall not materially adversely affect the interests of the Holders; or

     (8) to comply with the requirements of the Commission in order to effect or maintain the qualification of this Indenture under the Trust Indenture Act.

SECTION 902.  Supplemental Indentures With Consent of Holders.

          With the consent of the Holders of not less than a majority in Face Amount of the Outstanding Securities, by Act of said Holders delivered to the Company and the Trustee, the Company, when authorized by a Board Resolution, and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders of Securities under this Indenture; provided, however, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Security affected thereby,

     (1) change the Stated Maturity of the principal of, or any instalment of principal of or interest on, any Security, or reduce the Face Amount thereof or the rate of interest thereon or any premium payable upon the redemption thereof, or change any place of payment where, or the coin or currency in which, any Security or any premium or interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof (or, in the case of redemption, on or after the Redemption Date), or

     (2) reduce the percentage in Face Amount of the Outstanding Securities, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver (of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences) provided for in this Indenture, or

     (3) modify any of the provisions of this Section, Section 513 or Section 1008, except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Security affected thereby; or

     (4) make any change that adversely affects the obligation of the Company to exchange Securities for Common Stock as provided in Article Twelve or decrease the exchange rate of any Security.

          It shall not be necessary for any Act of Holders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.


SECTION 903.  Execution of Supplemental Indentures.

          In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and (subject to Section 601) shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

SECTION 904.  Effect of Supplemental Indentures.

          Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.


SECTION 905.  Conformity with Trust Indenture Act.

          Every supplemental indenture executed pursuant to this Article shall conform to the requirements of the Trust Indenture Act.


SECTION 906.  Reference in Securities to Supplemental Indentures.

          Securities authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Securities so modified as to conform, in the opinion of the Trustee and the Company, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for Outstanding Securities.


                                  ARTICLE TEN

                                   Covenants


SECTION 1001.  Payment of Principal, Premium and Interest.

          The Company covenants and agrees that it will duly and punctually (i) exchange the Securities for Common Stock or pay the principal amount of the Securities and (ii) pay any premium and interest on the Securities, in each case in accordance with the terms of the Securities and this Indenture.

SECTION 1002.  Maintenance of Office or Agency.

          The Company will maintain in the Borough of Manhattan, The City of New York, an office or agency where Securities may be presented or surrendered for payment, where Securities may be surrendered for registration of transfer or exchange, where Securities may be exchanged in accordance with Article Twelve and where notices and demands to or upon the Company in respect of the Securities and this Indenture may be served. The Company initially appoints the Trustee, acting through its office located at 14 Wall Street, 8th Floor, New York, New York 10005 (Attention: Corporate Trust Administration), as its agent for said purposes. The Company will give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee, and the Company hereby appoints the Trustee as its agent to receive all such presentations, surrenders, notices and demands.

          The Company may also from time to time designate one or more other offices or agencies where the Securities may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in the Borough of Manhattan, The City of New York, for such purposes. The Company will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.


SECTION 1003.  Money for Securities Payments to Be Held in Trust.

          If the Company shall at any time act as its own Paying Agent, it will, on or before each due date of the principal of or any premium or interest on any of the Securities, segregate and hold in trust for the benefit of the Persons entitled thereto cash and/or Common Stock sufficient to pay the principal and any premium and interest so becoming due until such cash and Common Stock shall be paid to such Persons or otherwise disposed of as herein provided and will promptly notify the Trustee of its failure so to act.

          Whenever the Company shall have one or more Paying Agents, it will, prior to each due date of the principal of or any premium or interest on any Securities, deposit with a Paying Agent cash and/or Common Stock sufficient to pay such amount, such cash and/or Common Stock to be held as provided by the Trust Indenture Act, and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of its action or failure so to act.

          The Company will cause each Paying Agent other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will (1) comply with the provisions of the Trust Indenture Act applicable to it as a Paying Agent and (2) during the continuance of any default by the Company (or any other obligor upon the Securities) in the making of any payment in respect of the Securities, upon the written request of the Trustee, forthwith pay to the Trustee all cash and/or Common Stock held in trust by such Paying Agent as such.

          The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, deliver, or by Company Request direct any Paying Agent to deliver, to the Trustee all cash and Common Stock held in trust by the Company or such Paying Agent, such cash and Common Stock to be held by the Trustee upon the same trusts as those upon which such cash and Common Stock were held by the Company or such Paying Agent; and, upon such delivery by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such cash and Common Stock.

          Any money or Common Stock deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of or any premium or interest on any Security and remaining unclaimed for two years after such principal, premium or interest has become due and payable shall be delivered to the Company on Company Request, or (if then held by the Company) shall be discharged from such trust; and the Holder of such Security shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust cash and Common Stock, and all liability of the Company as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such delivery, may at the expense of the Company cause to be published once, in a newspaper published in the English language, customarily published on each Business Day and of general circulation in the Borough of Manhattan, The City of New York, notice that such cash and Common Stock remain unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed cash and Common Stock then remaining will be delivered to the Company.


SECTION 1004.  Statement by Officers as to Default.

          The Company will deliver to the Trustee, within 120 days after the end of each fiscal year of the Company ending after the date hereof, an Officers' Certificate, stating whether or not to the best knowledge of the signers thereof the Company is in default in the performance and observance of any of the terms, provisions and conditions of this Indenture (without regard to any period of grace or requirement of notice provided hereunder) and, if the Company shall be in default, specifying all such defaults and the nature and status thereof of which they may have knowledge.


SECTION 1005.  Existence.

          Subject to Article Eight, the Company will do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence.


SECTION 1006.  Waiver of Certain Covenants.

          The Company may omit in any particular instance to comply with any covenant or condition set forth in Section 1005 if before the time for such compliance the Holders of at least a majority in Face Amount of the Outstanding Securities shall, by Act of such Holders, either waive such compliance in such instance or generally waive compliance with such covenant or condition, but not such waiver shall extend to or affect such covenant or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Company and the duties of the Trustee in respect of any such covenant or condition shall remain in full force and effect.


                                 ARTICLE ELEVEN

                            Redemption of Securities


SECTION 1101.  Right of Redemption.

          The Securities are subject to redemption at the election of the Company, as a whole (but not in part) following the occurrence of a Tax Redemption Event, at the Redemption Price specified in the form of Security hereinbefore set forth, together with accrued interest to the Redemption Date.


SECTION 1102.  Applicability of Article.

          The Securities shall be redeemable in accordance with their terms and in accordance with this Article.


SECTION 1103.  Election to Redeem.

          The election of the Company to redeem any Securities shall be evidenced by a Board Resolution.


SECTION 1104.  Notice of Redemption.

          Notice of redemption shall be given in accordance with the form of the Security hereinbefore set forth.

          All notices of redemption shall state:

     (1)  the Redemption Date,

     (2)  the Redemption Price,

     (3) whether and to what extent the Redemption Price will be paid in cash or Common Stock,

     (4) that on the Redemption Date the Redemption Price will become due and payable upon each such Security to be redeemed and that interest thereon will cease to accrue on and after said date, and

     (5) the place or places where each such Security is to be surrendered for payment of the Redemption Price.

          Notice of redemption of Securities to be redeemed at the election of the Company shall be given by the Company or, at the Company's request, by the Trustee in the name and at the expense of the Company and shall be irrevocable.


SECTION 1105.  Deposit of Redemption Price.

          On or prior to the Redemption Date, the Company shall deposit with the Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 1003) an amount of cash and Common Stock sufficient to pay the Redemption Price of, and (except if the Redemption Date shall be an Interest Payment Date) accrued and unpaid interest on, the Securities.


SECTION 1106.  Securities Payable on Redemption Date.

          Notice of redemption having been given as aforesaid, the Securities so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified, and from and after such date (unless the Company shall default in the payment of the Redemption Price and accrued interest) such Securities shall cease to bear interest. Upon surrender of any such Security for redemption in accordance with said notice, such Security shall be paid by the Company in cash and/or Common Stock as specified in the notice of redemption at the Redemption Price, together with accrued and unpaid interest to but excluding the Redemption Date; provided, however, that installments of interest whose Stated Maturity is on or prior to the Redemption Date will be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such at the close of business on the relevant Record Dates according to their terms and the provisions of Section 307.

          If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal and any premium shall, until paid, bear interest from the Redemption Date at the rate prescribed therefor in the Security.


                                 ARTICLE TWELVE

                    Exchange of Securities into Common Stock


SECTION 1201.  Exchange at Maturity.

          (a) At Maturity, the principal amount of each Security will be mandatorily exchanged for a number of shares of Common Stock (or, at the Company's option, which may be exercised with respect to any or all shares of Common Stock deliverable upon exchange of the Securities, cash in an amount determined as set forth herein) at the Exchange Rate (as defined below), together with any accrued and unpaid interest up to Maturity. The "Exchange Rate" is equal to, subject to adjustment pursuant to Section 1203 hereof, (i) if the Maturity Price is greater than or equal to the Threshold Appreciation Price, ______ shares of Common Stock per Security, (ii) if the Maturity Price is less than the Threshold Appreciation Price but is greater than the Initial Price, a fractional share of Common Stock per Security so that the value thereof (determined at the Maturity Price) is equal to the Initial Price and (iii) if the Maturity Price is less than or equal to the Initial Price, one share of Common Stock per Security. Notwithstanding the foregoing, the Company may, at its option, in lieu of delivering shares of Common Stock at the Exchange Rate, deliver cash in an amount equal to the value of such number of shares (or fractions thereof) of Common Stock at the Maturity Price. Such option, if exercised, may be exercised with respect to any or all of the shares of Common Stock otherwise deliverable upon exchange of the Outstanding Securities. Such number of shares of Common Stock (or amount of cash in lieu thereof) deliverable upon mandatory exchange is hereinafter referred to as the "Exchange Consideration."

          (b) If less than all of the Outstanding Securities are to be exchanged for Common Stock, the Securities to be exchanged will be selected by the Trustee from the Outstanding Securities by lot or pro rata (as nearly as may be) or by any other method determined by the Trustee in its sole discretion to be equitable.


SECTION 1202.  No Fractional Shares.

          No fractional shares of Common Stock and/or other securities if a Spin-Off or a Reorganization Event has occurred prior to Maturity, will be issued if the Company exchanges the Securities for shares of Common Stock and/or such securities. If more than one Security shall be surrendered for exchange at one time by the same Holder, the number of full shares of Common Stock and/or such other securities which will be delivered upon exchange will be computed on the basis of the aggregate number of Securities so surrendered at Maturity. In lieu of any fractional share or security otherwise issuable in respect of all Securities of any Holder which are exchanged at Maturity, such Holder shall be entitled to receive an amount in cash equal to the value of such fractional share or security at the Maturity Price (or similarly calculated average price for a security other than Common Stock) or in the case of redemption, at the average of the Volume Weighted Average Prices of Common Stock (or of such other security) for the five Trading Days immediately preceding the date on which the Redemption Notice is released on the PR Newswire.


SECTION 1203.  Adjustment of Exchange Rate.

          (a) The Exchange Rate will be subject to adjustment as described below to the extent that any of the events requiring such adjustment occur during the period commencing on the date of this Indenture and ending on the second Business Day prior to Maturity. No adjustments to the Exchange Rate will be made other than those specified below.

     (i) If the Common Stock is subject to a stock split or reverse stock split, then at the opening of business on the first day on which the Common Stock trades without the right to receive the Common Stock resulting from such stock split or reverse stock split
 dividend, the Exchange Rate will be adjusted by multiplying such Exchange Rate by a fraction, the numerator of which will be the number of shares of Common Stock outstanding at the close of business on the record date for holders of Common Stock entitled to such split plus or minus the number of shares resulting from such stock split or reverse stock split and the denominator will be the number of shares of Common Stock outstanding at the close of business on such record date.

     (ii) If the Common Stock is subject to a stock dividend that is given ratably to all holders of shares of Common Stock, then at the opening of business on the first day on which the Common Stock trades without the right to receive such dividend (the "ex-dividend date"), the Exchange Rate will be adjusted by multiplying such Exchange Rate by a fraction, the numerator of which will be the number of shares of Common Stock outstanding at the opening of business on such ex-dividend date plus the number of shares constituting such stock dividend and the denominator will be the number of shares of Common Stock outstanding at the opening of business on such ex-dividend date.

     (iii) If Time Warner issues rights or warrants to all holders of Common Stock to subscribe for or purchase shares of Common Stock (other than rights to purchase shares of Common Stock pursuant to a plan for the reinvestment of dividends or interests) at an exercise price per share less than the Closing Price of the Common Stock on the record date for determining the holders of Common Stock entitled to receive such rights and warrants and the expiration date of such rights or warrants precedes the second Business Day prior to Maturity; then the Exchange Rate will be adjusted by multiplying such Exchange Rate by a fraction, the numerator of which will be the number of shares of Common Stock outstanding at the close of business on such record date, plus the number of additional shares of Common Stock offered for subscription or purchase pursuant to such rights or warrants and the denominator of which will be the number of shares of Common Stock outstanding at the close of business on such record date, plus the number of additional shares of Common Stock which the aggregate offering price of the total number of shares of Common Stock so offered for subscription or purchase pursuant to such rights or warrants would purchase at the Closing Price of the Common Stock on such record date, which will be determined by multiplying such total number of shares offered by the exercise price of such rights or warrants and dividing the product so obtained by such Closing Price. To the extent that shares of Common Stock are not delivered after the expiration of such rights or warrants, the Exchange Rate shall be readjusted to the Exchange Rate which would then be in effect had such adjustments for the issuance of such rights or warrants been made upon the basis of delivery of only the number of shares of Common Stock actually delivered.

     (iv) There will be no adjustments to the Exchange Rate to reflect cash dividends or other distributions paid with respect to Common Stock other than Extraordinary Dividends. A dividend or other distribution with respect to Common Stock will be deemed to be an "Extraordinary Dividend" (i) if such dividend or other distribution is of securities ("Spin-Off Securities") of an issuer other than Time Warner (a "Spin-Off") or (ii) if such dividend or other distribution exceeds the immediately preceding non-Extraordinary Dividend for Common Stock by an amount equal to at least 10% of the Closing Price of Common Stock on the first Business Day immediately preceding the date on which Common Stock trades without the right to receive such Extraordinary Dividend (the "ex-dividend date"). If an Extraordinary Dividend occurs with respect to Common Stock, the Exchange Rate will be adjusted at the opening of business on the ex-dividend date by multiplying such Exchange Rate by a fraction, the numerator of which will be the Closing Price of Common Stock on the Business Day immediately preceding such ex-dividend date and the denominator will be the difference between such Closing Price and the Extraordinary Dividend Amount. The "Extraordinary Dividend Amount" with respect to an Extraordinary Dividend for Common Stock will equal (i) in the case of cash dividends or other distributions that constitute quarterly dividends, the amount per share of such Extraordinary Dividends minus the amount per share of the immediately preceding non-Extraordinary Dividend for Common Stock or (ii) in the case of cash dividends or other distributions that do not constitute quarterly dividends, the amount per share of such Extraordinary Dividend. To the extent an Extraordinary Dividend is not paid in cash, the value of the non-cash component will be determined by the Board of Directors of the Company, whose determination will be conclusive and described in a Board Resolution.

     Notwithstanding the foregoing, in the case of a Spin-Off, the Company may, at its option, in lieu of adjusting the Exchange Rate as described in the immediately preceding paragraph, adjust the Exchange Rate used to determine the amount payable upon exchange at Maturity for each Security to provide that each holder of Securities will receive at Maturity, in addition to the amount of Common Stock deliverable (or cash in lieu thereof), an amount of Spin-Off Securities equal to the product of the Exchange Rate (as otherwise in effect at Maturity) and the amount of Spin-Off Securities issued per share of Common Stock in the Spin-Off, so that the Maturity Price will take into account both the value of the Spin-Off Securities and the value of the Common Stock delivered upon exchange of the Securities (the "Delivery of Spin-Off Securities Option"); provided, however, that the Company may, at its option, in lieu of delivering an amount of Spin-Off Securities to the holders of the Securities at Maturity, deliver cash in an amount equal to the value of such amount of Spin-Off Securities. In order for the Company to exercise the Delivery of Spin-Off Securities Option, the Company must issue a press release through the PR Newswire prior to the opening of business on the ex-dividend date with respect to such Spin-Off that it elects to deliver Spin-Off Securities in lieu of adjusting the Exchange Rate as described in the immediately preceding paragraph. For purposes of delivering cash in lieu of delivering Spin-Off Securities at Maturity, or, if the Company elects to deliver Spin-Off Securities at Maturity, for purposes of valuing the Spin-Off Securities delivered at Maturity, the value of the Spin-Off Securities would be an amount equal to the average of the Volume Weighted Average Prices per share or security of such Spin-Off Securities for the 20 Trading Days ending two Business Days prior to Maturity.

     (v) In the event of (A) any consolidation or merger of Time Warner, or any surviving entity or subsequent surviving entity of Time Warner (a "Time Warner Successor"), with or into another entity (other than a merger or consolidation in which Time Warner is the continuing corporation and in which the Common Stock outstanding immediately prior to the merger or consolidation is not exchanged for cash, securities or other property of Time Warner or another entity), (B) any sale, transfer, lease or conveyance to another Person of the property of Time Warner or any Time Warner Successor as an entirety or substantially as an entirety, (C) any statutory exchange of securities of Time Warner or any Time Warner Successor with another Person (other than in connection with a merger or acquisition) or (D) any liquidation, dissolution or winding up of Time Warner or any Time Warner Successor (any such event described in clause (A), (B), (C) or (D), a "Reorganization Event"), the Exchange Rate used to determine the amount payable upon exchange at Maturity for each Security will be adjusted to provide that each holder of Securities will receive at Maturity for each Security cash in an amount equal to (a) if the Transaction Value (as defined below) is greater than or equal to the Threshold Appreciation Price, ___________ multiplied by the Transaction Value, (b) if the Transaction Value is less than the Threshold Appreciation Price but greater than the Initial Price, the Initial Price and (c) if the Transaction Value is less than or equal to the Initial Price, the Transaction Value. "Transaction Value" means
 (i) for any cash received by the Company in any such Reorganization Event, an amount equal to the product of (A) the Exchange Rate (applicable to such Exchange Consideration as in effect on the second Business Day prior to Maturity) and (B) the amount of cash received per share of Common Stock, (ii) for any property other than cash or securities received by the Company in any such Reorganization Event, an amount equal to the product of (A) the Exchange Rate (applicable to such Exchange Consideration as in effect on the second Business Day prior to Maturity) and (B) the then-current market value of such property received per share of Common Stock as determined by a nationally recognized independent investment banking firm retained for this purpose by the Company and (iii) for any securities received by the Company in any such Reorganization Event, an amount equal to the product of (A) the Exchange Rate (applicable to such Exchange Consideration as in effect on the second Business Day prior to Maturity) and (B) the average of the Volume Weighted Average Prices per share of such securities on the 20 Trading Days ending two Business Days prior to Maturity multiplied by the number of such securities received for each share of Common Stock.

     Notwithstanding the foregoing, the Company may, at its option, in lieu of delivering cash as described above, deliver (a) an amount of cash equal to (i) the Exchange Rate (adjusted as described above) times (ii) the amount of cash, if any, received by the Company per share of Common Stock in such Reorganization Event plus (b) property in an amount equal to (i) the Exchange Rate (as so adjusted) times (ii) the amount of property, if any, received by the Company per share of Common Stock in such Reorganization Event plus (c) securities in a number or amount, as applicable, equal to (i) the Exchange Rate (as so adjusted) times (ii) the number or amount, as applicable, of securities, if any, received by the Company in such Reorganization Event per share of Common Stock.

          (b) No adjustments to the Exchange Rate will be required unless such adjustment would require a change of at least 1% in the Exchange Rate; provided, however, that any adjustments which by reason of the foregoing are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All adjustments to the Exchange Rate will be calculated to the nearest 1/10,000th of a share of Common Stock (or if there is not a nearest 1/10,000th of a share to the next lower 1/10,000th of a share).

          (c) In the case of any such adjustments to the Exchange Rate (other than as provided in (a)(iv) above if the Company elects to deliver Spin-Off Securities rather than to adjust the Exchange Rate pursuant to the first paragraph of clause (a)(iv) above, or as provided in clause (a)(v) above), the Maturity Price shall be adjusted in the same manner. The required adjustment to the Maturity Price shall be made at Maturity by multiplying the Maturity Price by the cumulative number or fraction determined pursuant to the Exchange Rate adjustment procedure described in this Section 1203.

          (d) If as provided in this Article Twelve the Company elects to deliver Common Stock, property and/or securities at Maturity, Holders of the Securities will be responsible for the payment of any and all brokerage and other transaction costs upon any subsequent sale of the Common Stock, property or securities.

          (e) For purposes of this Section 1203, any securities or other property received pursuant to paragraph (a) shall be subject to the same adjustments as provided in this Section 1203.


SECTION 1204. Notice of Adjustments and Certain Other Events.

          The Company shall, within ten Business Days following the occurrence of an event that requires an adjustment to the Exchange Rate or the occurrence of a Spin-Off or a Reorganization Event (or, in any case, if the Company is not aware of such occurrence, as soon as practicable after becoming so aware), to provide written notice to the Calculation Agent and the Trustee and to the Holders of the Securities of the occurrence of such event and a statement in reasonable detail setting forth the method by which the adjustment to the Exchange Rate was determined or the change in the consideration to be received by the Holders of the Securities following a Spin-Off (if the Company elects to exercise its Delivery of Spin-Off Securities Option) or a Reorganization Event and setting forth the revised Exchange Rate or consideration. In connection with a Spin-Off, such notice shall also include a statement by the Company as to whether it has elected to exercise its Delivery of Spin-Off Securities Option.


SECTION 1205. Payment of Certain Taxes Upon Exchange; Tax Characterization.

          The Company will pay any and all taxes that may be payable in respect of the transfer and delivery of shares of Common Stock, other securities or property on exchange of Securities pursuant hereto. The Company shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the delivery of shares of Common Stock or other securities in a name other than that of the Holder of the Security or Securities to be exchanged, and no such transfer or delivery shall be made unless and until the person requesting such transfer has paid to the Company the amount of any such tax, or has established, to the satisfaction of the Company, that such tax has been paid.

          The Company hereby agrees, and each Holder by such Holder's purchase of a Security will be deemed to agree, (in the absence of an administrative determination or judicial ruling to the contrary) to characterize the Securities for all tax purposes as a forward purchase contract to purchase Common Stock (and Spin-Off Securities, if any) at Maturity (including as a result of acceleration or otherwise), under the terms of which contract (i) at the time of issuance of the Securities the Holder deposits irrevocably with the Company a fixed amount of cash equal to the purchase price of the Securities to assure the fulfillment of the Holder's purchase obligation described in clause (iii) below, which deposit will unconditionally and irrevocably be applied at Maturity to satisfy such obligation, (ii) until Maturity the Company will be obligated to pay interest on such deposit at a rate equal to the stated rate of interest on the Securities as compensation to the Holder for the Company's use of such cash deposit during the term of the Security, and (iii) at Maturity such cash deposit unconditionally and irrevocably will be applied by the Company in full satisfaction of the Holder's obligation under the forward purchase contract, and the Company will deliver to the Holder the number of shares of Common Stock (and Spin-Off Securities, if any) that the Holder is entitled to receive at Maturity pursuant to the terms of the Securities (subject to the Company's right to deliver cash in lieu of the shares of Common Stock (and Spin-Off Securities, if any)). Consistent with the above characterization, (i) amounts paid to the Company in respect of the original issue of the Securities will be treated as allocable in their entirety to the amount of the cash deposit attributable to such Securities and (ii) amounts denominated as interest that are payable with respect to the Securities will be characterized as interest payable on the amount of such deposit, includible annually in the income of the Holder as interest income in accordance with such Holder's method of accounting.

SECTION 1206.  Shares Free and Clear.

          (a) The Company hereby represents and warrants and agrees that upon exchange of Securities for Common Stock or other securities or property that the Holders of the Securities shall hold good and valid title to, and become the beneficial owners of, such Common Stock, securities or other property, free and clear of any and all liens, claims, charges, encumbrances and equities. Except as provided in Section 1203(d), the Company shall pay all taxes and charges with respect to the delivery of such Common Stock, securities or other property delivered in exchange for Securities hereunder.

          (b) The Corporation shall prepare and obtain and keep in force such governmental or regulatory permits or other authorizations as may be required by law, and shall comply with all requirements as to registration or qualification, in order that any shares of Common Stock, securities or other property delivered upon exchange of the Securities will be freely transferable by the Holders and not subject to any prospectus delivery or other requirements.


SECTION 1207.  Cancellation of Security.

          Upon receipt by the Trustee of Securities delivered to it for exchange under this Article Twelve, the Trustee shall cancel and dispose of the same as provided in Section 309.

SECTION 1208.  Duties of Trustee Regarding Exchange.

          Subject to the provisions of Section 601, neither the Trustee nor any exchange agent shall be responsible for any failure of the Company to issue, transfer or deliver any stock certificates or other securities or property upon the surrender of any Security for the purpose of exchange.


SECTION 1209.  Repayment of Certain Funds Upon Exchange.

          Any funds which at any time shall have been deposited by the Company or on its behalf with the Trustee or any other paying agent for the purpose of paying the principal of, and premium, if any, and interest, if any, on any of the Securities and which shall not be required for such purposes because of the exchange of such Securities as provided in this Article Twelve shall after such exchange be repaid to the Company by the Trustee upon the Company's written request.

                         _____________________________

          This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

          In Witness Whereof, the parties hereto have caused this Indenture to be duly executed, and their respective corporate seals to be hereunto affixed and attested, all as of the day and year first above written.


                                        HOUSTON INDUSTRIES INCORPORATED,
                                                as Issuer


                                        By.................................

Attest:


 .....................


                                        THE FIRST NATIONAL BANK OF CHICAGO,
                                                as Trustee


                                        By.................................

Attest:


 .....................

                                      -61-